UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under § 240.14a-12

HopTo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee paid previously with preliminary materials.

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November 24, 2020

Dear Fellow Stockholders:

We invite you to join us at the 2020 Annual Stockholders’ Meeting (the “Annual Meeting”) of HopTo, Inc., on December 21, 2020, beginning at 9:00 a.m. local time, at 620 Newport Center Drive, 11th Floor, Newport Beach, CA 92660.

The Notice of Annual Stockholders’ Meeting, proxy statement and proxy card accompanying this letter provide an outline of the business to be conducted at the meeting.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return the proxy card to us in the enclosed envelope. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance of HopTo, Inc. are very important to us.

On behalf of your Board of Directors, thank you for your continued support.

Sincerely yours,

/s/ Jonathon R. Skeels

Jonathon R. Skeels

Chief Executive Officer, Interim Chief Financial Officer, Secretary and Member of Board of Directors

HopTo, Inc.

Notice of Annual Stockholders’ Meeting

The 2020 Annual Stockholders’ Meeting (the “Annual Meeting”) of HopTo, Inc., a Delaware corporation (the “Corporation”), will be held on December 21, 2020, beginning at 9:00 a.m. local time, at 620 Newport Center Drive, 11th Floor, Newport Beach, CA 92660.

The following matters will be considered at the Annual Meeting:

●	The election of each of Jonathon R. Skeels, Jean-Louis Casabonne, Thomas C. Stewart and Richard S. Chernicoff to serve as members of the Board of Directors of the Corporation (the “Board”) until the earlier of their death, resignation, removal or election of their successor;

●	The ratification of the selection of dbbMcKennon to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

●	The approval of an amendment to the Charter to effect a reverse stock split of the Corporation’s common stock at a ratio of not less than 1-for-20 and not more than 1-for-100, and a proportionate decrease to the number of authorized shares of the Corporation’s common stock, subject to the Board’s authority to abandon such amendment;

●	The approval, on an advisory basis, of the 2019 compensation of the Corporation’s named executive officers; and

●	Other matters that may properly come before the Annual Meeting.

The items to be considered at the Annual Meeting may be considered at the meeting or at any adjournment or postponement of the meeting. You are entitled to vote at the Annual Meeting, or at any adjournment or postponement thereof, only if you were a stockholder of the Corporation at the close of business on October 22, 2020 (the “Record Date”). You are entitled to attend the Annual Meeting, or any adjournment or postponement thereof, only if you were a stockholder at the Record Date or you hold a valid proxy to vote at the Annual Meeting. You must present photo identification and proof of ownership and proxy representation to be admitted to the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please vote your shares in advance online, by phone or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Jonathon R. Skeels

Chief Executive Officer, Interim Chief Financial Officer, Secretary and Member of Board of Directors

Concord, New Hampshire

November 24, 2020

Important Notice Regarding the Availability of Proxy Statement Materials for the

Annual Stockholders’ Meeting to be Held on December 21, 2020.

The Proxy Statement, Proxy Card and Our Annual Report on Form 10-K

are available on the internet at www.proxyvote.com.

This proxy statement and the accompanying form of proxy or voting instruction card and our 2019 Annual Report on Form 10-K are being provided to stockholders beginning on or about November 24, 2020, 2020.

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HOPTO, INC.

2020 ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON DECEMBER 21, 2020

GENERAL INFORMATION

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of HopTo, Inc., a Delaware corporation (the “Corporation”, “Company”, “we”, “us”, or “our”). This proxy statement addresses the items of business for the 2020 Annual Stockholders’ Meeting m of the Corporation (the “Annual Meeting”) to be held on December 21, 2020, or any postponement or adjournment thereof. We will hold the Annual Meeting at 9:00 a.m., at 620 Newport Center Drive, 11th Floor, Newport Beach, CA 92660. The Notice of Annual Stockholders’ Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, a proxy card and any other accompanying proxy materials are being made available to our stockholders on or about November 24, 2020.

QUESTIONS AND ANSWERS

Proxy Materials

1. Why am I receiving these materials?

Our Board is making these materials available to you over both the internet and by mailing paper copies to you in connection with the Annual Meeting to be held on December 21, 2020. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement. This proxy statement includes information that we are required to provide under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.

2. What is included in the proxy materials?

The proxy materials include:

●	Our Notice of Annual Stockholders’ Meeting;
●	Our proxy statement for the Annual Meeting;
●	Our 2019 Annual Report on Form 10-K; and
●	Our proxy and voting instruction card.

3. What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and its committees, corporate governance, the compensation of our directors and executive officers, and other required information.

4. I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request an additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling (866) 540-7095. A separate set of the materials will be sent promptly following receipt of your request.

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If you are a stockholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, American Stock Transfer and Trust Company, at 6201 15th Avenue, Brooklyn NY 11219 or by calling (718) 921-8300.

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Stockholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

HopTo, Inc.

6 Loudon Road, Suite 200

Concord NH 03301

Attn: Investor Relations

investors@hopto.com

5. Who pays the cost of soliciting proxies for the Annual Meeting?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and of soliciting proxies.

Our directors, officers and employees also may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.

Proposals To Be Voted On

6. What items of business will be voted on at the Annual Meeting?

The proposals to be voted on at the Annual Meeting are:

●	The election of each of Jonathon R. Skeels, Jean-Louis Casabonne, Thomas C. Stewart and Richard S. Chernicoff to serve as members of the Board until the earlier of their death, resignation, removal or election of their successor;

●	The ratification of the selection of dbbMcKennon to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

●	The approval of an amendment to our amended and restated certificate of incorporation, as amended (the “Charter”) to effect a reverse stock split of our common stock at a ratio of not less than 1-for-20 and not more than 1-for-100, and a proportionate decrease to the number of authorized shares of the Corporation’s common stock, subject to the Board’s authority to abandon such amendment (the “Reverse Split”);

●	The approval, on an advisory basis, of the 2019 compensation of our named executive officers; and

●	Other matters that may properly come before the Annual Meeting.

7. What are my voting choices?

You may vote “FOR” or “AGAINST” the election of any or all nominees for election as director, the ratification of the selection of dbbMcKennon, the approval of the Reverse Split and the approval, on an advisory basis, of the 2019 compensation of our named executive officers.

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8. How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of its nominees for election to the board; “FOR” the ratification of the Corporation’s independent registered public accounting firm; “FOR” the Reverse Split; and “FOR” the approval, on an advisory basis, of the 2019 compensation of our named executive officers. The Board is not required to make a recommendation with respect to the frequency of a stockholder advisory vote on the compensation of our named executive officers and has chosen not to make a recommendation with respect to that proposal.

9. What vote is required to approve each item?

To conduct business at the Annual Meeting, a quorum must be established. Pursuant to our Second Amended and Restated Bylaws (our “Bylaws”), a quorum is established by the presence in person or by proxy, of holders of a majority of our outstanding stock and entitled to vote thereat.

If you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered a vote cast with respect to the election of any director nominee or any other proposal. You are not entitled to cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to the election of any director nominee or any other proposal.

Proposal	Required Vote
1. Election of directors	Plurality of the shares present and voting

2. Ratification of independent registered public accounting firm	Majority of the shares present and voting

3. Approval of the Reverse Split	Majority of our outstanding shares

4. Advisory vote on executive compensation	Majority of the shares present and voting

For the election of directors, the four nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote for the election of directors will be elected. Only votes “FOR” or “WITHHELD” will affect the outcome. Broker non-votes will have no effect.

The ratification of the selection of dbbMcKennon as our independent registered public accounting firm for the fiscal year ending December 31, 2020 must receive “FOR” votes from at least a majority of shares present in person or by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote against such proposal. Broker non-votes will have no effect.

Approval of the Reverse Split Amendment and to authorize our Board, if in its judgment it is necessary, to effect the Reverse Split requires an affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting. Abstentions and instructions withholding authority to vote for this proposal will count as a vote against the proposal. The Reverse Split Amendment and the Reverse Split is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the withdrawal, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to effect the Reverse Split, and, therefore, will not have the effect of a negative vote with respect to the Reverse Split.

The advisory approval of the compensation of our named executive officers must receive “FOR” votes from at least a majority of shares represented either present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions from voting will have the same effect as a vote against the proposal. Broker non-votes will have no effect.

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10. What happens if additional items are presented at the Annual Meeting?

We are not aware of any item that may be voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Annual Meeting.

11. Is my vote confidential?

You may elect that your identity and individual vote be held confidential by marking the appropriate box on your proxy card or ballot. Confidential elections will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting.

Confidentiality will also not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board, unless the persons engaging in the opposing solicitation provide stockholders with confidential voting comparable to that which we provide.

12. Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at www.hopto.com.

How You Can Vote

13. What shares can I vote?

You are entitled to one vote for each share of our common stock that you owned at the close of business on October 22, 2020, the record date for the Annual Meeting (the “Record Date”). You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, 18,735,824 shares of our common stock were outstanding.

14. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives of the Corporation or to another person, or to vote your shares in person at the Annual Meeting, or any adjournment or postponement thereof. You have received either a proxy card to use in voting your shares or a notice of internet availability of our proxy materials, which instructs you how to vote.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

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15. How can I vote in person at the Annual Meeting?

You may vote in person at the Annual Meeting, or any adjournment or postponement thereof, those shares that you hold in your name as the stockholder of record. You may vote in person shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.

16. How can I vote without attending the Annual Meeting?

Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Annual Meeting, or any adjournment or postponement thereof. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card.

Voting by Internet. Stockholders may vote over the internet by following the instructions on the proxy or voting instruction card.

Voting by Telephone. Stockholders of record may vote by telephone by calling (800) 690-6903 and following the instructions. When voting by telephone, stockholders must have available the control number included on their proxy card.

Most stockholders who are beneficial owners of their shares may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability.

Voting by Mail. Stockholders may vote by mail by signing, dating and returning their proxy or voting instruction card.

17. How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matters that properly come before the meeting.

18. Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify the appointment of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on any of the other proposals. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

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19. Will shares that I own as a stockholder of record be voted if I do not timely return my proxy card?

Shares that you own as a stockholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Annual Meeting and any adjournment or postponement thereof and votes in person as described in Question 15.

20. When is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting and any adjournment or postponement thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

21. May I change or revoke my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.

If you are a stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address in Question 24 prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

22. Who will serve as inspector of elections?

The inspector of elections will be a representative of the Company.

Attending the Annual Meeting

23. Who can attend the Annual Meeting?

You may attend the Annual Meeting and any adjournment or postponement thereof only if you were a stockholder of ours at the close of business on the Record Date, or you hold a valid proxy to vote at the Annual Meeting. You should be prepared to present photo identification to be admitted to the Annual Meeting.

If you are not a stockholder of record but are the beneficial owner of shares held in street name through a bank, broker or other nominee, in order to be admitted to the Annual Meeting you must provide proof of beneficial ownership on the Record Date, such as your most recent account statement that includes the Record Date, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The meeting will begin promptly at 9:00 a.m., local time. Please allow ample time for check-in procedures.

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Stockholder Proposals and Director Nominations

24. What is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Stockholders’ Meeting?

Stockholder proposals that are intended to be included in our proxy materials for next year’s Annual Stockholders’ Meeting must be received by our Corporate Secretary no later than July 27, 2021 and must be submitted to Corporate Secretary, HopTo, Inc., 6 Loudon Road, Suite 200, Concord NH 03301.

Proposals that are not timely submitted by July 27, 2021 or are submitted to the incorrect address or other than to the attention of our Corporate Secretary will be considered untimely and may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.

See Question 25 for a description of the procedures in our Bylaws through which stockholders may nominate and include director candidates in our proxy statement.

25. How may I nominate director candidates or present other business for consideration at an annual stockholders’ meeting?

Stockholders who wish to (1) submit director nominees for inclusion in our proxy materials for next year’s annual stockholders’ meeting or (2) present other items of business directly at next year’s annual stockholders’ meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 24. Any such notice also must include the information required by our Bylaws (which may be obtained as provided in Question 27) and must be updated and supplemented as provided in the Bylaws.

Notice of director nominees, or for the presentation of other items of business, submitted must be received not less than ninety days nor more than 120 days prior to the first anniversary of the preceding year’s annual stockholders’ meeting. The period for the receipt from stockholders of any such notice for the 2021 annual stockholders’ meeting is currently set to begin on August 23, 2021 and end on September 22, 2021.

These above-mentioned notice requirements applicable under our advance notice Bylaws provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 24.

26. How may I recommend candidates to serve as directors?

Stockholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth in Question 24. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on our Board and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the Board to make an informed decision as to whether further consideration of the candidate would be warranted.

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Obtaining Additional Information

27. How may I obtain financial and other information about the Corporation?

Our consolidated financial statements are included in our 2019 Annual Report on Form 10-K that accompanies this proxy statement.

We file our Annual Report on Form 10-K (the “Form 10-K”) with the SEC, located at 100 F Street, N.E., Washington, D.C. 20549, and our filings with the SEC can be accessed via the SEC’s website, www.sec.gov. The Form 10-K and other information that we file with the SEC are available on our website at www.hopto.com. We also will furnish a copy of the Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 24.

By writing to us, stockholders also may obtain, without charge, a copy of our Bylaws, corporate governance guidelines, codes of conduct and Board committee charters. You also can view these materials on the internet by accessing our website at www.hopto.com.

28. What if I have questions for HopTo’s transfer agent?

If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent, American Stock Transfer and Trust Company, at 6201 15th Avenue, Brooklyn NY 11219, or by calling (718) 921-8300.

29. How do I get additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

HopTo, Inc.

6 Loudon Road, Suite 200

Concord NH 03301

Attn: Investor Relations

investors@hopto.com

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of our common stock by:

●	each of the directors and named executive officers for the fiscal year ended December 31, 2019;
●	all of our current executive officers, director nominees and directors as a group; and
●	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.

Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of the Record Date, approximately 18,735,824 shares of common stock were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of the Record Date, these shares are treated as if outstanding for that person, but not for any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o HopTo, Inc., 6 Loudon Road, Suite 200, Concord NH 03301.

Name and Address	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Class (%)(2)
Jean-Louis Casabonne (3)	56,769	*
Jonathon R. Skeels (4)	8,388,118	45.0%
Thomas C. Stewart (5)	173,436	*
Richard C. Chernicoff (6)	53,436	*

All current executive officers and directors as a group (4 persons)	8,671,759	46.6%

JMI Holdings, LLC (2011 Family Series) (6) 111 Congress Avenue, Suite 2600 Austin, TX 78701-4062	1,713,843	9.2%
David R. Wilmerding, III (7) 2 Hamill Road, Suite 272 Baltimore, MD 21117	961,010	5.1%
Novelty Capital Partners LP (4) 620 Newport Center Drive, 11th Floor Newport Beach, CA 92660	8,388,118	45.0%

*	Less than 1%.

(1)	As used in this table, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, based on information provided by the named individuals, all persons named herein have sole voting power and investment power with respect to their respective shares of our common stock, except to the extent that authority is shared by spouses under applicable law, and record and beneficial ownership with respect to their respective shares of our common stock. With respect to each stockholder, any shares issuable upon exercise of options and warrants held by such stockholder that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

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(2)	Percentage ownership of our common stock is based on 18,735,824 shares of common stock outstanding as of the Record Date.

(3)	Based on information contained in Form 4 filed on August 20, 2020, Jean-Louis Casabonne, owns 56,769 shares of common stock.

(4)	Based on information contained in Form 4 filed on August 26, 2020, by Novelty Capital Partners LP, Jonathon R. Skeels as the sole general partner of Novelty Capital has sole voting and dispositive power with respect to 8,388,118 shares of our common stock. Mr. Skeels disclaims ownership of such shares, except to the extent of his indirect pecuniary interest therein.

(5)	Based on information contained in Form 4 filed on August 20, 2020, Thomas C. Stewart owns 173,436 shares of our common stock.

(6)	Based on information contained in Form 4 filed on August 20, 2020, Richard C. Chernicoff owns 53,436 shares of our common stock.

(7)	Based solely on information known to us, Charles E. Noell, III, John J. Moores and Bryant W. Burke share voting and dispositive power over these shares by virtue of being members of El Camino Advisors, LLC, the manager of JMI Holdings, LLC (2011 Family Series). JMI Holdings, LLC (2011 Family Series) owns 1,619,104 shares of our common stock and warrants to purchase 94,739 shares of our common stock.

(8)	Based on information contained in a Schedule 13G/A filed by David Wilmerding on January 23, 2019, and information known to us, Mr. Wilmerding has sole voting and dispositive power with respect to 844,736 shares of our common stock and warrants to purchase 116,274 shares of our common stock.

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PROPOSALS TO BE VOTED ON

Proposals 1, 2, 3 and 4 are included in this proxy statement at the direction of our Board. Our Board recommends that you vote “FOR” each nominee in Proposal 1 and “FOR” each of Proposals 2, 3 and 4.

Proposal 1: Election of Directors

Our Board currently has four members. Directors are elected at each annual stockholders’ meeting for terms expiring at the next annual stockholders’ meeting. Our Board has nominated the following four individuals for election as directors, all of whom currently are members of our Board:

Director/Nominee	Age
Jonathon R. Skeels	38
Thomas C. Stewart	52
Jean Louis Casabonne	62
Richard S. Chernicoff	55

Since September 2018, our Board has managed its affairs as a whole and, given the scope of our business and the size of our Board, has not found it necessary to subdivide into committees. We intend to reconstitute the audit committee and compensation committee when the complexity of our business or legal or listing rules require such committees.

Properly executed proxies will be voted for these four nominees, unless other instructions are specified. If any nominee should become unavailable to serve, the proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce the authorized number of directors. In no event may the proxies be voted for more than four nominees. Election of directors requires the receipt of “FOR” votes constituting a plurality of the votes cast for each nominee at the Annual Meeting, assuming a quorum is present.

Our Board determined that each Messrs. Stewart, Casabonne and Chernicoff is an independent director. Our Board determines the independence of our directors by applying independence principles and standards established by Nasdaq. Based on these standards, our Board has determined that Mr. Skeels is not independent due to his position as our Chief Executive Officer and interim Chief Financial Officer. However, our Board has determined that Mr. Casabonne is independent, despite the fact that he was an officer of the Corporation within the past three years, because he ceased being an officer as of September 6, 2018, in 2018 his total compensation from the Corporation was less than $120,000, he has no relationship to our auditors. We have never employed or compensated any of his family members or their affiliates.

Information about the Director Nominees

Biographical information regarding each director nominee and his qualifications to serve as a director is set forth below. The year shown as election as a director is the year that the director was first elected as one of our directors. Unless otherwise indicated, each director has held his principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any of the Corporation’s director nominees or executive officers. None of our director nominees, directors or executive officers have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Jonathon R. Skeels has been Chief Executive Officer, Interim Chief Financial Officer and a member of our Board since September 2018. Mr. Skeels is the Founder and Managing Partner of Novelty Capital, LLC, a private investment firm. From September 2012 to June 2014, Mr. Skeels held various executive roles at IP Navigation Group, LLC a leading intellectual property monetization firm. From May 2005 to August 2012, LLC, Mr. Skeels was Vice President and Senior Research Analyst of Davenport & Company, LLC, a financial services firm where he was responsible for investments in publicly-traded technology companies. Mr. Skeels holds a BS from American University in Washington, DC.

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Mr. Skeels brings to the Corporation experience in management and operations of our business, investing in technology companies, finance and capital markets. Mr. Skeels, together with his affiliates, owns approximately 45.0% of our stock.

Thomas C. Stewart has been a member of our Board since September 2018. Mr. Stewart has been the Chief Financial Officer and member of the board of directors at Control Plane Corp since October 2019. Mr. Stewart previously served as Chief Financial Officer and a member of the board of directors at SecurAuth Corporation from May 2007 to September 2017. Mr. Stewart previously held various executive roles at Intel Corporation including Finance Manager Information Technology, 2000-2004 and Marketing Director, EMEA 2004-2007. Mr. Stewart holds a BA from Colorado College and an MBA from University of California at Irvine.

Mr. Stewart brings to the Corporation experience in leading and growing software businesses and in finance, marketing and operations.

Jean-Louis Casabonne has been a member of our Board since September 2018. Mr. Casabonne has been the Chief Financial Officer of Kobie Marketing, Inc. since July 2017. Previously, Mr. Casabonne had served as our former Chief Financial Officer and Secretary from May 2014 to July 2017. From July 2017 to September 2018 he served on a part-time basis as former Chief Financial Officer, Interim Chief Executive Officer and Secretary. From 2002 to 2011, Mr. Casabonne has served as the Chief Financial Officer of Quova, Inc., and following its sale to Neustar, Inc. he served as a strategic evangelist and director of business development at Neustar, Inc. from 2011 to 2014. From 1996 to 2002, Mr. Casabonne was a founder and controller for Inxight Software, a spin-out from Xerox Corporation. He became Chief Financial Officer and Vice President of Operations for Inxight in 1999, managing finance, administration, legal affairs, information technology and customer support. From 1992 to 1996, Mr. Casabonne served in a number of senior financial positions for Xerox Corporation’s XSoft Division. Mr. Casabonne received his MBA and BS from Santa Clara University.

Mr. Casabonne brings to the Corporation experience in finance and accounting, management and operations of technology companies. Mr. Casabonne is an audit committee financial expert under the SEC’s rules.

Richard S. Chernicoff has been a member of our Board since September 2018. He is Chief Financial Officer of SunRise Memory Corp., a private semiconductor company. From January 2019 to September 2019, Mr. Chernicoff served as Chief Financial Officer of Perimeter Medical Imaging, Inc., a private equity-sponsored medical imaging company. Mr. Chernicoff served as a member of the board of directors of Great Elm Capital Group, Inc. from 2014 until 2018, and served as its interim Chief Executive Officer from July 2016 to September 2017. Mr. Chernicoff served as a member of the board of directors of Marathon Patent Group, Inc. from March 2015 to July 2017 and served as its interim general counsel. Mr. Chernicoff was with SanDisk Corporation where, as Senior Vice President, Business Development, his responsibilities included mergers and acquisitions, financings and joint ventures. Previously, Mr. Chernicoff was a mergers and acquisitions partner in the Los Angeles office of Brobeck, Phleger & Harrison LLP, a corporate lawyer in the Los Angeles office of Skadden, Arps, Slate, Meagher & Flom LLP, a member of the staff of the SEC in Washington, DC and an auditor in the Los Angeles office of Ernst & Young LLP. Mr. Chernicoff holds a BS from California State University, Northridge and a JD from St. John’s University School of Law.

Mr. Chernicoff brings to the Corporation experience leading businesses and in merger and acquisitions, legal and finance. Mr. Chernicoff is an audit committee financial expert under the SEC’s rules.

For the election of directors, the four nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote for the election of directors will be elected. Only votes “FOR” or “WITHHELD” will affect the outcome. Broker non-votes will have no effect.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

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Proposal 2: Ratification of Independent Registered Public Accounting Firm

Our Board believes the continued retention of dbbMcKennon LLC (“dbbMcKennon”) as our independent registered public accounting firm is in our and our stockholders’ best interest. Ratification requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.

Representatives of dbbMcKennon are not expected to attend the Annual Meeting. Thus, it is not expected that they will have an opportunity to make a statement regarding their services, or be available to respond to questions. Our Board does not know of any direct or indirect financial interest of dbbMcKennon in the Corporation.

Our Board approved the appointment of dbbMcKennon as our independent registered public accounting firm, effective April 17, 2019, as described further below. Accordingly, and in connection therewith, we dismissed Marcum LLP (“Marcum”) as our independent registered public accounting firm effective as of that same date.

Marcum’s audit report for the fiscal years ended December 31, 2018 on our consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. At no point during the fiscal years ended December 31, 2018 and the subsequent interim period through April 25, 2019 were there any “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) for us that occurred during the fiscal year ended December 31, 2018 and the subsequent interim period through April 25, 2019.

Our Board engaged dbbMcKennon as our new independent registered public accounting firm effective April 25, 2019 to perform independent audit services for the fiscal year ended December 31, 2019. During the fiscal years ended December 31, 2018 and the subsequent interim period through April 25, 2019, neither we nor anyone on our behalf consulted dbbMcKennon regarding either:

●	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the registrant’s consolidated financial statements in connection with which either a written report or oral advice was provided to the registrant that dbbMcKennon concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

●	any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The following table presents aggregate fees billed to us for services rendered by dbbMcKennon and Marcum for the fiscal years ended December 31, 2019 and December 31, 2018:

Category	2019	2018
Audit fees	$147,200	$127,000
Audit-related fees	-	62,300
Tax fees	17,900	17,000
Totals	$165,100	$207,100

Audit fees include fees associated with our annual audit, the reviews of our quarterly reports on Form 10-Q, and assistance with and review of documents filed with the SEC. Audit-related fees include consultations regarding revenue recognition and new accounting pronouncements as they related to the financial reporting of certain transactions. Tax fees included tax compliance work and tax consultations.

Pre-Approval Policies and Procedures

Among its other duties, until it constitutes its audit committee, our Board, with the approval of all our independent directors, is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. Our audit committee previously established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval is requested. Since September 2018, our Board has reviewed these requests and advises management if the Board approves the engagement of the independent auditor. From time to time, management reports to our Board regarding the actual spending for such projects and services compared to the approved amounts. All services performed by dbbMcKennon and Marcum for fiscal years 2019 and 2018 were approved in accordance with our pre-approval guidelines.

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Independent Directors’ Report

Our Board also has determined that each of our directors Jean-Louis Casabonne, Richard S. Chernicoff and Thomas C. Stewart is financially literate and an audit committee financial expert as defined by the rules of the SEC. While we currently do not have an audit committee, the three directors named below have been delegated with the authority to determine matters typically associated with an audit committee and the Board has adopted an audit committee charter, which is posted on our website at www.hopto.com.

Since September 2018, our Board’s responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and providing oversight of our financial reporting process. In fulfilling the Board’s oversight responsibilities, our independent directors meet with our independent registered public accounting firm and management to review accounting, auditing, internal controls and financial reporting matters.

It is not our Board’s responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal accounting controls, disclosure controls and procedures, and risk management. Our independent registered public accounting firm is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States, expressing an opinion as to the effectiveness of our internal control over financial reporting and reviewing our quarterly financial statements.

Our Board discussed with dbbMcKennon the matters required to be discussed by the rules of the Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” which requires the independent registered public accounting firm to communicate information to an audit committee regarding the scope and results of its audit of our financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant unusual transactions or audit adjustments, any disagreements with management and any difficulties encountered in performing the audit and other such matters required to be discussed with an audit committee by those standards.

Our Board also received from dbbMcKennon a report providing the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Board concerning independence. Marcum also has discussed its independence with our independent directors and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.

Our Board also has reviewed and discussed with our senior management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 and management’s reports on the financial statements and internal controls. Management has confirmed to our Board that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal controls. dbbMcKennon has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, our Chief Executive Officer, who is also our interim Chief Financial Officer, has reviewed with the Board the certifications that were filed with the SEC pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

Based on these considerations, the undersigned independent directors and financial experts of the Board have recommended that our audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Jean-Louis Casabonne
Richard S. Chernicoff
Thomas C. Stewart

The ratification of the selection of dbbMcKennon as our independent registered public accounting firm for the fiscal year ending December 31, 2020 must receive “FOR” votes from at least a majority of shares present in person or by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote against such proposal. Broker non-votes will have no effect.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 RELATING TO THE RATIFICATION OF THE APPOINTMENT OF DBBMCKENNON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

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Proposal 3 — Amendment to Charter to Effect a Reverse Stock Split of Not Less Than 1-for-20 and Not More Than 1-for-100

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Charter, to effect a reverse stock split at a ratio of not less than 1-for-20 and not more than 1-for-100 and a proportionate reduction of the number of authorized shares of our common stock (the “Reverse Split Amendment”), with the exact ratio to be set within this range by our Board in its sole discretion, with the final decision of whether to proceed with the Reverse Split and the effective time of the Reverse Split to be determined by the Board, in its sole discretion. If the stockholders approve the Reverse Split, and the Board decides to implement it, the Reverse Split will become effective as of the close of business, Eastern Time, on a date to be determined by the Board that will be specified in the Reverse Split Amendment to be filed with the Secretary of State of the State of Delaware (the “Effective Time”). If the Board does not decide to implement the Reverse Split within 12 months from the date of the Annual Meeting, the authority granted by stockholder approval of this proposal to implement the Reverse Split will terminate.

The Reverse Split will be effected simultaneously for all our outstanding common stock and will affect all holders of our common stock uniformly. No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Split will receive a cash payment in lieu of such fractional shares, as described below. Each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Split as that stockholder held immediately prior to the Reverse Split, except to the extent that the Reverse Split results in shareholders receiving cash in lieu of fractional shares, as described below. The Reverse Split will not change the par value of our common stock. However, as part of the Reverse Split Amendment, the number of authorized shares of common stock will be reduced by a proportionate amount. Outstanding shares of common stock resulting from the Reverse Split will remain fully paid and non-assessable.

The text of the proposed Reverse Split Amendment to effect the Reverse Split is included as Appendix A to this proxy statement. The text of the proposed Reverse Split Amendment is subject to revision to include the Reverse Split ratio, as determined by our Board in the manner described herein, and such changes as may be required by the Secretary of State of the State of Delaware or as our Board deems necessary and advisable to effect the proposed Reverse Split Amendment.

Criteria to Be Used for Decision to Apply the Reverse Split

If our stockholders approve the Reverse Split, our Board will be authorized to proceed with the Reverse Split. The exact ratio of the Reverse Split, within the 1-for-20 to 1-for-100 range, would be determined by our Board, in its sole discretion, and publicly announced by us prior to the Effective Time. In determining whether to proceed with the Reverse Split and setting the appropriate ratio for the Reverse Split, our Board will consider, among other things, factors such as:

●	the historical trading prices and trading volume of our common stock;
●	the number of shares of our common stock outstanding;
●	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Split on the trading market for our common stock;
●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
●	business developments affecting us; and
●	prevailing general market and economic conditions.

Reasons for the Reverse Split

The Board believes the Reverse Split could help improve our and our subsidiaries’ profile with potential customers and reduce administrative expenses associated with investor communication efforts. The Board reserves the right to elect to abandon the Reverse Split, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Reverse Split is no longer in our best interests.

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Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the Reverse Split is approved by our stockholders, the Reverse Split would become effective at such time as it is deemed by our Board to be in the best interests of the Corporation and its stockholders and we file the Reverse Split Amendment with the Secretary of State of the State of Delaware. Upon the filing of the Reverse Split Amendment, all our existing common stock will be converted into a new number of shares of common stock as set forth in the Reverse Split Amendment.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the Reverse Split indicating the number of shares of common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of our common stock for which you received a cash payment. See “Fractional Shares.”

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Split shares of our common stock for a statement of holding.

Beginning after the effectiveness of the Reverse Split, each certificate representing shares of pre-split common stock will be deemed for all corporate purposes to evidence ownership of post-split common stock. If you are entitled to a payment of cash in lieu of fractional shares, payment will be made as described under “Fractional Shares.”

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Effect on Beneficial Holders of Common Stock

We intend to treat stockholders holding shares of our common stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names, including with respect to the cash out of fractional shares. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Principal Effects of the Reverse Split

If the Reverse Split is approved and our Board elects to effect the Reverse Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the Reverse Split chosen by our Board. You should recognize that if the Reverse Split is effectuated you will own fewer shares than you presently own (a number equal to the number of shares owned immediately prior to the filing of Reverse Split Amendment divided by the ratio of the Reverse Split). The Reverse Split will affect all of our stockholders uniformly and we do not expect that it will affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Split results in stockholders receiving cash in lieu of fractional shares, as described below

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Common Stock

With the exception of the number of shares issued and outstanding and except to the extent that the Reverse Split results in stockholders receiving cash in lieu of fractional shares, the rights and preferences of outstanding shares of common stock prior and subsequent to the Reverse Split would remain the same. Holders of our common stock would continue to have no preemptive rights. Following the Reverse Split, each full share of our common stock resulting from the Reverse Split would entitle the holder thereof to one vote per share and would otherwise be identical to the shares of our common stock immediately prior to the Reverse Split.

Preferred Stock

The Reverse Split will not reduce the number of authorized shares of preferred stock or otherwise have any impact on our authorized preferred stock, with the exception that the conversion ratio for the number of shares each share of preferred stock is convertible into and the voting ratio for such shares shall be proportionately adjusted.

Effects of the Reverse Split on our 2008 Incentive Stock Plan and Outstanding Equity Awards and Outstanding Warrants

If the Reverse Split is implemented, the number and type of shares subject to our 2008 Incentive Stock Plan and outstanding awards and/or unexercised options exercisable for shares of common stock shall be adjusted by the Board. The Board may also make provision for a cash payment to the holder of such outstanding awards in exchange for the cancellation of the outstanding award. In addition, the number of shares of common stock issuable upon the exercise of outstanding warrants to purchase 481,335 shares of common stock will be reduced.

Effects of the Reduction of Authorized Common Stock

We are currently authorized under our Charter to issue up to a total of 200,000,000 shares of capital stock, comprised of 195,000,000 shares of common stock and 5,000,000 shares of preferred stock. If the Reverse Split is approved and effected, it will reduce the total number of shares of common stock that we are authorized to issue by a proportionate amount. The decrease in the number of authorized shares of common stock would result in fewer shares of authorized but unissued common stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we believe that if the Reverse Split is approved and effected, the amount of authorized but unissued shares of common stock and preferred stock will be sufficient for our future needs.

The Reverse Split will not reduce the number of authorized shares of preferred stock or otherwise have any impact on the preferred stock except as set forth above.

Accounting Matters

As a result of the Reverse Split, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Split subject to an adjustment in respect of the treatment of fractional shares. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Corporation upon issuance of all currently outstanding shares of the common stock, will be credited with the amount by which the stated capital is reduced.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split because the stockholder (whether a record holder or beneficial owner) owns a number of shares not evenly divisible by the exchange ratio will be cancelled, with such holder to receive cash in lieu of the fractional share. The cash amount to be paid to each stockholder will be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the sixty-day volume weighted average closing trading price of our common stock on the trading day immediately preceding the effective date of the Reverse Split. We do not anticipate that the aggregate cash amount paid by us for fractional interests will be material to us.

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Risks Associated with the Reverse Split

There can be no assurance that the Reverse Split would have the desired effects on the common stock. The Board, however, believes that the risks described below are offset by the prospect that the Reverse Split may, by increasing the per share price, make an investment in the common stock more attractive for certain investors.

The Reverse Split could result in a significant devaluation of our market capitalization and trading price of the common stock.

The Board expects that the Reverse Split of the outstanding common stock will increase the market price of the common stock. However, we cannot be certain whether the Reverse Split would lead to a sustained increase in the trading price or the trading market for the common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the common stock after the Reverse Split will rise in proportion to the reduction in the number of pre-split shares of common stock outstanding before the Reverse Split;
●	the Reverse Split will result in a per share price that will attract brokers and investors, including institutional investors, who do not trade in lower priced stocks;
●	the Reverse Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
●	the Reverse Split will increase the trading market for the common stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of common stock available in the public market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split and this could have an adverse effect on the market price of our common stock. If the market price of the common stock declines subsequent to the effectiveness of the Reverse Split, this will detrimentally impact our market capitalization and the market value of our public float.

The Reverse Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Depending on the Reverse Split ratio, certain stockholders may no longer have any equity interest in the Corporation.

Based on the Reverse Split of all of the outstanding shares of our common stock at a ratio between 1-for-20 and 1-for-100, certain stockholders might be fully cashed out in the Reverse Split and thus, after the Reverse Split takes effect, such stockholders would no longer have any equity interest in the Corporation and therefore would not participate in our future earnings or growth, if any.

The Reverse Split may not help generate additional investor interest.

There can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

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No Going Private Transaction

The number of stockholders following any Reverse Split will decrease to the extent that any holder of less than a full share of common stock is cashed out pursuant to the Reverse Split, but the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Split will not cause us to go private. As we currently have less than 300 shareholders of record, the consummation of the Reverse Split does not enhance our ability or otherwise enable us to delist and deregister. We have no plan at the date of this proxy statement to take the Company private.

No Appraisal Rights

Stockholders do not have appraisal rights under Delaware state law or under our Charter or Bylaws in connection with the Reverse Split.

Material United States Federal Income Tax Consequences of the Reverse Split

The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets (i.e., for investment) for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of the Reverse Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities or persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of the partnership (or other entity treated as a partnership) and a partner in the partnership will generally depend on the status of the partner and the activities of such partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split to them.

The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the Reverse Split are not discussed herein and may vary as to each U.S. Holder. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders. U.S. Holders should consult their own tax advisors to understand their individual federal, state, local, and foreign tax consequences.

We believe that the Reverse Split should constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split.

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YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Reservation of Right to Abandon the Reverse Split

The Board reserves the right to not file the Reverse Split Amendment to effect the Reverse Split and to abandon any Reverse Split without further action by our stockholders at any time before the effectiveness of the filing of such Charter amendment with the Secretary of the State of the State of Delaware, even if this proposal is approved by our stockholders at the Annual Meeting. By voting in favor of this proposal, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed Reverse Split if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required to Approve Reverse Split Amendment

Approval of the Reverse Split Amendment and to authorize our Board, if in its judgment it is necessary, to effect the Reverse Split requires an affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting. Abstentions and instructions withholding authority to vote for this proposal will count as a vote against the proposal. The Reverse Split Amendment and the Reverse Split is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the withdrawal, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to effect the Reverse Split, and, therefore, will not have the effect of a negative vote with respect to the Reverse Split.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

Proposal 4: Advisory Vote on the 2019 Compensation of Our Named Executive Officers

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking stockholders to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our fiscal 2019 executive compensation. Significant information about our executive compensation is provided in this proxy statement under the heading “Compensation of Directors and Executive Officers.”

We are asking our stockholders to vote in favor of the following resolution:

“RESOLVED, that the stockholders of HopTo, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in HopTo, Inc.’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the information under the heading “Compensation of Directors and Executive Officers — Compensation Discussion and Analysis,” the compensation tables and narrative disclosure.”

Approval requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.

To the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and our Board will evaluate what actions may be necessary or appropriate to address those concerns.

The advisory approval of the compensation of our named executive officers must receive “FOR” votes from at least a majority of shares represented either present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions from voting will have the same effect as a vote against the proposal. Broker non-votes will have no effect.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

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CORPORATE GOVERNANCE

Our business and affairs are managed, and all corporate powers are exercised under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and other officers to whom our Board has delegated authority to manage day-to-day business operations.

Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the Corporation’s governance. It also has adopted a Code of Business Conduct that applies to members of our Board, our executive officers as well as all of our employees. Until September 2018, several standing and special committees assisted our Board in carrying out its responsibilities. Each operated under a written charter adopted by our Board.

Our corporate governance guidelines, standing committee charters, and codes of conduct are posted on our website at www.hopto.com. Paper copies may be obtained upon request by writing to: Corporate Secretary, 6 Loudon Road, Suite 200, Concord NH 03301.

Board of Directors

Functions

In addition to its general oversight role, our Board performs a number of specific functions, including:

●	Hiring and firing our executive officers and overseeing their performance and that of other senior management in our operations;
●	Planning for management succession;
●	Guiding corporate strategy;
●	Reviewing and monitoring strategic, financial and operating plans and budgets and their development and implementation by management;
●	Assessing and monitoring risks and risk-management strategies;
●	Suggesting, reviewing and approving significant corporate actions;
●	Reviewing and monitoring processes designed to maintain our integrity, including financial reporting, compliance with legal and regulatory obligations, and relationships with stockholders, employees, customers, suppliers and others; and
●	Selecting director nominees, appointing board committee members, forming board committees and overseeing effective corporate governance.

Leadership Structure

Our Board retains the flexibility to determine on a case-by-case basis whether the positions of Chief Executive Officer and Chairman of the Board should be combined or separated and whether an independent director should serve as Chairman. This flexibility permits our Board to organize its functions and conduct its business in a manner it deems most effective in then prevailing circumstances. Our Board has determined that its leadership structure is appropriate in light of our current management framework. Currently, our Chief Executive Officer serves as a director on our Board, and the Board does not have a Chairman.

Our Board believes that its independence and oversight of management is maintained effectively through this flexible leadership structure, our Board’s composition and sound corporate governance policies and practices.

Director Share Ownership Guidelines

Our Board has not established director share ownership guidelines. We prohibit shorting our stock by our directors and executive officers.

21

Board Meetings; Executive Sessions; Annual Stockholders’ Meetings

At regularly scheduled Board meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board also reviews management’s long-term strategic and financial plans.

The Chief Executive Officer proposes the agenda for Board meetings. Directors are encouraged to propose agenda items, and any director also may raise at any meeting subjects that are not on the agenda. Information and other materials important to understanding the business to be conducted at Board meetings are from time to time distributed in writing to the directors in advance of the meeting. Additional information may be presented at the meeting. An executive session of independent members of our Board is held at each regular Board meeting, and any director may call for an executive session at any Board meeting.

During the fiscal year ended December 31, 2019, our Board held six meetings. Each then-director attended either in person or by electronic means all of the meetings of our Board on which they served during fiscal year 2019.

We have not established a policy with respect to Board nominees attending our annual stockholders’ meetings. Last year, all but one of our Board nominees attended our annual stockholder’s meeting.

Evaluation of Board and Director Performance

Our Board annually reviews the individual performance and qualifications of each director who may wish to be considered for nomination to an additional term.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us. Our Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Until September 2018, our Board also fulfilled its oversight role through the operations of its various committees, including an audit committee. Since September 2018, our Board, with the full participation of our independent directors, has handled all oversight activities, including responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our Board receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Succession Planning and Management Development

Until September 2018, our compensation committee oversaw and evaluated leadership succession planning practices and results. Until September 2018, our compensation committee reported annually to our Board on succession planning, including policies and principles for executive officer selection. Currently, our Board oversees and evaluates succession planning practices and results and all other former compensation committee functions.

Review of Related Person Transactions

SEC rules require us to disclose certain transactions involving more than $120,000 in which we are a participant and any of our directors, nominees as directors or executive officers, or any member of their immediate families, has or will have a direct or indirect material interest. Our Board must review and approve or ratify any such “related person transaction” that is required to be disclosed. Other than Backstop Agreement (defined and described below under “Certain Relationships and Related Transactions, and Director Independence”), there have been no transactions or proposed transactions requiring review during fiscal year 2019 and through the date of the mailing of this proxy statement.

22

The Board has delegated to the independent members of the Board the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” (as defined in Item 404 of Regulation S-K) has a direct or indirect material interest. Transactions that fall within this definition will be referred to the independent members of our Board for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, such directors will decide whether or not to approve the transaction and will approve only those transactions that are in our best interests.

Board Access to Senior Management, Independent Accountants and Counsel

Directors have complete access to our independent registered public accounting firm, senior management and other employees. They also have complete access to counsel, advisors and experts of their choice with respect to any issues relating to our Board’s discharge of its duties.

Retirement Policy

We have not established a Board retirement policy.

Committees of our Board of Directors

Our Board has two designated committees, an audit committee and a compensation committee, each of which does not currently have any members or activities separate from the Board. It is the intention of the Board to reconstitute the audit committee and compensation committee when required by the complexity of the business or legal or listing requirements. Our Board has determined not to establish a nominating committee. Nominees for election as directors are selected by our Board.

Audit Committee

Until September 2018, our audit committee reviewed our internal accounting procedures and considers and reports to our Board with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. Our audit committee relied on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. On a routine basis, our audit committee met separately with our independent auditors and invites select employees who work under the Chief Financial Officer to participate in its meetings. Our audit committee charter requires that each of the members of our audit committee be independent, as defined under SEC rules and Nasdaq listing standards, and that at least one member of our audit committee have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The responsibilities and activities of our audit committee are described in greater detail in our audit committee charter; however, currently, the functions of the audit committee are served by the Board, in particular our independent directors on the Board.

Compensation Committee

Until September 2018, the compensation committee of our Board acted on behalf of our Board to review, adopt and oversee our compensation and employee benefit programs and practices. Currently, the functions of the compensation committee are served by the Board, in particular our independent directors on the Board.

For executives other than our Chief Executive Officer, our compensation committee considered evaluations and recommendations submitted to our compensation committee by our Chief Executive Officer on which compensation determinations were then made. In the case of our Chief Executive Officer, the evaluation of his or her performance was conducted by our compensation committee, which determined whether, and if so in what manner, to recommend to the full Board any adjustments to his or her compensation as well as awards to be granted. Our compensation committee does not determine non-employee director compensation.

Each member of our compensation committee was a “non-employee” director as defined under Section 16 of the Exchange Act. Our compensation committee operated under a written charter adopted by our Board, a current copy of which is available in the corporate governance section of our website at www.hopto.com.

23

The charter of our compensation committee provided that any independent compensation consultant engaged by our compensation committee works for our compensation committee, not our management, with respect to executive and director compensation matters.

Director Nominations and Qualifications for Director Nominees

Our Board does not have a nominating committee. Our Board has determined that given its relatively small size, the function of a nominating committee could be performed by our Board as a whole without unduly burdening the duties and responsibilities of our Board members. The nomination of each of the director nominees standing for election at the Annual Meeting was unanimously approved by our Board.

Our Board does not have written guidelines regarding the qualifications or diversity of properly submitted candidates for membership on our Board. Qualifications for consideration as a new director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In reviewing nominations, our Board will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting us, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Communications with our Board

Stockholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the Chair of any such committee by mail. All such correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, HopTo, Inc., 6 Loudon Road, Suite 200, Concord NH 03301.

All stockholder communications will be opened and reviewed by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board or any group or committee of directors, the Corporate Secretary will make sufficient copies and send one copy to each director who is a member of the group or committee to which the envelope is addressed.

Board Interlocks and Insider Participation

None of our independent directors during fiscal 2019:

●	was an officer or employee of ours or any of our subsidiaries;
●	was formerly an officer of ours or any of our subsidiaries; or
●	(except as described herein) had any relationship requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions in this proxy statement.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to us by such persons, we believe that during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except those that were unintentionally filed late due to administrative delays.

24

Certain Relationships and Related Transactions, and Director Independence

Our Charter, Bylaws and indemnification agreements with our directors and executive officers obligate us to indemnify our directors and executive officers. We have also purchased director and officer indemnification insurance.

Our Code of Conduct provides our written policies and procedures for the review of any activities by a director, executive officer or employee or members of their immediate families which create or appear to create an actual or potential conflict between the individual’s interests and our interests. Our audit committee (or our Board in lieu thereof) is responsible for interpreting our Code of Conduct, reviewing reports of alleged breaches of such Code of Conduct and granting waivers of or approving amendments of such Code of Conduct. Our audit committee (or our Board in lieu thereof) is responsible for reviewing past or proposed transactions between us and related persons.

Our Code of Conduct requires all of our employees, executives, directors, agents and representatives, including contractors and contingent workers, to avoid any activity or personal interest that creates or appears to create a conflict of interest with us, and requires all of our personnel to disclose any such activity or interest to management. Our employees and directors must disclose any relationship with outside firms where they have any influence on transactions involving purchases, contracts or leases with such firm. Employees are directed to report such potential or actual conflicts to their supervisors, the Chief Financial Officer or Chief Executive Officer, and management is directed to review and make a report to the Chief Financial Officer or Chief Executive Officer. Our Chief Financial Officer or Chief Executive Officer or his/her designee then reviews the situation, and if an actual conflict of interest exists, must disclose such facts and circumstances to our audit committee (or our Board in lieu thereof), which oversees treatment of such issues and reviews and resolves the individual matters presented.

Our directors and executive officers are required to obtain the prior written approval of our audit committee (or our Board in lieu thereof), or its designated member, following the full disclosure of all facts and circumstances before making any investment, accepting any position or benefits, or participating in any transaction or business arrangement that creates or appears to create a conflict of interest.

On January 31, 2020, the Corporation and all of our directors entered into a Backstop Agreement (the “Backstop Agreement”), with certain accredited investors, including Novelty Capital Partners LP (with its affiliates, “Novelty”), which is controlled by our Chief Executive Officer and interim Chief Financial Officer, Jonathon Skeels, and is one of our significant stockholders. The Backstop Agreement was unanimously approved by the Board, including all of our independent directors. Pursuant to the Backstop Agreement, such investors agreed to purchase in a private placement, at $0.30 per share, up to $2.41 million of shares of our common stock in connection with the closing of our subscription rights offering to all of our stockholders in March 2020. We consummated the Backstop Agreement transactions on August 13, 2020, and Novelty acquired 6,905,326 shares of our common stock pursuant to the Backstop Agreement.

Executive Officers

Name	Age	Position
Jonathon R. Skeels	38	Chief Executive Officer and interim Chief Financial Officer

Jonathon R. Skeels. For biographical information on Mr. Skeels, see “Proposal 1: Election of Directors.”

The Corporation entered into an employment letter (“Employment Agreement”) with Mr. Skeels for his service as Chief Executive Officer and interim Chief Financial Officer, effective as of July 1, 2020. Pursuant to the Employment Agreement, Mr. Skeels is entitled to receive a base salary of $200,000 per year and other compensation to be determined from time to time by the Corporation in its sole discretion.

The Employment Agreement also entitles Mr. Skeels to participate in the Corporation’s employee benefit plans and be reimbursed for expenses incurred in connection with his service to the Corporation. If Mr. Skeels’ employment is terminated without cause (as defined in the Employment Agreement) the Corporation will, against the receipt of a mutual release, pay Mr. Skeels an amount equal to 12 months of his annual base salary and pay the premiums for continuation of Mr. Skeels and his family’s health insurance for up to 12 months following his termination.

25

Summary Compensation Table

The following table sets forth the compensation paid to the named executive officers for the periods indicated.

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	All Other Compensation $	Total $
Jonathon R. Skeels (1)	2019	—	—	—	—	—	—
CEO, Interim CFO	2018	—	—	—	—	—	—

(1)	Mr. Skeels has served as Chief Executive Officer and interim Chief Financial Officer since September 2018. Mr. Skeels did not collect any compensation for his services to the Corporation in 2018 and 2019.

Mr. Casabonne was employed in May 2014 and continued to be employed on an at-will, part time, basis. Mr. Casabonne received an annual base salary of $225,000 and was eligible for an annual performance-based bonus up to 30% of his annual base salary that was based on goals and achievements mutually set by Mr. Casabonne and management. In 2014, Mr. Casabonne was awarded equity compensation equivalent to 66,667 shares of Corporation common stock and forfeited the outstanding shares at December 31, 2018. Mr. Casabonne resigned from his position and accepted a new role as board of directors in September 2018.

As of December 31, 2019, we did not have any outstanding equity awards.

Compensation of Our Board of Directors

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors. In May 2020, we agreed to pay each of our non-employee directors for their service on our Board from September 2018 through September 2020 in the amount of $22,958 with each non-employee director required to use the after-tax proceeds to purchase common stock of the Corporation pursuant to the Backstop Agreement.

Compensation of Directors — Fiscal 2019

During the fiscal year ended December 31, 2019, our directors did not receive compensation for their service on our Board. As of December 31, 2019, $85,600 of the Board fees earned by prior members of our Board were accrued and not yet paid (see Note 4 to our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019). In January 2020, we issued 120,000 shares of common stock to two former members of our Board which were previously committed to them and settled a total of $39,600 of Board fees that were accrued and not yet paid as of December 31, 2019.

Name	Year	Fees Earned or Paid in Cash (1)	Option Awards	All Other Compensation	Total
Thomas C. Stewart	2019	$—	$—	$—	$—
Richard C. Chernicoff	2019	$—	$—	$—	$—
Jean-Louis Casabonne	2019	$—	$—	$—	$—
Jonathon R. Skeels	2019	$—	$—	$—	$—

(1)	As discussed above, we made a lump sum payment to our directors for service from August 2018 to September 2020.

26

Compensation Risk Management

As part of its annual review of our executive compensation program, the Board reviews with management the design and operation of our incentive compensation arrangements for senior management, including executive officers, to determine if such programs might encourage inappropriate risk-taking that could have a material adverse effect on us. The Board considers, among other things, the features of our compensation program that are designed to mitigate compensation-related risk, such as the performance objectives and target levels for incentive awards (which are based on overall performance), and our compensation recoupment policy. The Board also considers our internal control structure which, among other things, limits the number of persons authorized to execute material agreements, requires approval of our board of directors for matters outside of the ordinary course and our whistle blower program. Based upon the above, the Board has concluded that any risks arising from our compensation plans, policies and practices are not reasonably likely to have a material adverse effect on us.

Other Matters

Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

Accompanying Information

Accompanying this proxy statement is a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2019. Such annual report includes our audited consolidated financial statements for the two fiscal years ended December 31, 2019 and December 31, 2018. No part of such annual report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jonathon R. Skeels
Jonathon R. Skeels
Chief Executive Officer, Interim Chief Financial Officer, Secretary and Member of Board of Directors

27

Appendix A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HOPTO INC.

HOPTO INC., a corporation duly organized and existing under the General Corporation Law of the State Delaware (the “Corporation”), does hereby certify that:

1. The amendments to the Corporation’s Amended and Restated Certificate of Incorporation set forth below were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and have been consented to by the stockholders of the Corporation at a meeting called in accordance with Section 222 of the General Corporation Law of the State of Delaware.

2. Article IV of the Corporation’s Amended and Restated Certificate of Incorporation is amended and restated in its entirety to read as follows:

“ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that the Corporation is authorized to issue is [Two Hundred Million (200,000,000) shares. One Hundred Ninety Five Million (195,000,000)][1] shares shall be Common Stock, par value $0.0001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.01 per share. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), every [_______] (YY)[2] shares of the Corporation’s Common Stock issued and outstanding or held by the Corporation in treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares shall be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive a cash amount equal to the resulting fractional interest in one share of Common Stock to which the stockholder would otherwise be entitled, multiplied by the sixty (60) day volume weighted average closing trading price of the Common Stock on the trading day immediately preceding the Effective Time of the Reverse Split.

The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

3. The foregoing amendment shall be effective as of 4:30 p.m., Eastern Time, on _______, 2020.

1The current total authorized shares and total authorized common shares numbers are to be reduced based on the proportional reduction of the total authorized common shares in accordance with the reverse split reduction ratio.

2 Reference to “YY” is to a number of not less than 20 and not more than 100 as selected by the Board of Directors.

A-1

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this ___ day of _____ 2020.

HOPTO INC.

By:
Name:	Jonathon R. Skeels
Title:	Chief Executive Officer

A-2

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 20, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 20, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Jonathon R. Skeels	☐	☐	☐
1b. Richard S. Chernicoff	☐	☐	☐
1c. Thomas C. Stewart	☐	☐	☐
1d. Jean-Louis Casabonne	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratification of dbbMcKennon as independent registered public accountants.	☐	☐	☐
3. Approval, of amendment to Charter to effect a reverse stock split of common stock at a ratio of not less than 1-for-20 and not more than 1-for-100, subject to Board's authority to abandon such amendment.	☐	☐	☐
4. Approval, on a non-binding advisory basis, of 2019 compensation of the named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000476344_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

HOPTO INC.
Annual Meeting of Shareholders
December 21, 2020 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jonathon R. Skeels, with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of HopTo, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held December 21, 2020, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)

0000476344_2 R1.0.1.18